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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                               AMENDMENT NO. 1 TO
                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): April 14, 2005
                                                   (January 15, 2004)

                          Altair Nanotechnologies Inc.
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             (Exact Name of Registrant as Specified in its Charter)

     Province of Ontario,
            Canada                          1-12497                None
---------------------------------       ---------------      -------------------
  (State or other jurisdiction of         (Commission          (IRS Employer
  incorporation or organization)          File Number)       Identification No.)


             204 Edison Way
              Reno, Nevada                                   89502
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(Address of Principal Executive Offices)                  (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (775) 858-3750
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                                      N/A
              -----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


         [ ]      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                                EXPLANATORY NOTE

     This Amendment No. 1 to Form 8-K/A amends "Item 7. Financial Statements and Exhibits" (set forth herein as "Item 9.01 Financial Statements and Exhibits") on the Current Report on Form 8-K (the "Prior Form 8-K") filed by Altair Nanotechnologies Inc. on February 3, 2004. Exhibit 10.2 to the Prior Form 8-K contained a certain License Agreement for Altair TiO2 Pigment Technology (the "License Agreement"). Appendices I-VI to Exhibit A and Exhibit C to the License Agreement were inadvertently omitted from the Prior Form 8-K filing. This
Amendment No. 1 to Form 8-K/A amends Exhibit 10.2 to the Prior From 8-K by filing the License Agreement with such previously omitted items.


Item 9.01.  Financial Statements and Exhibits

         (c)  Exhibits.


 Exhibit No.                           Exhibit                           Incorporated by Reference / Filed Hrewith
--------------    --------------------------------------------------     ---------------------------------------------
    10.1          Technology Investment Agreement dated January 8,       Incorporated by reference to the Current
                  2004, between Titanium Metals Corporation and          Report on Form 8-K filed on February 3, 2004
                  Altair Nanomaterials, Inc.*
    10.2          License Agreement for Altair TiO2 Pigment              Filed herewith
                  Technology between Altair Nanotechnologies, Inc.
                  and Western Oil Sands, Inc.*

* Certain confidential portions of this exhibit were omitted. This exhibit, with the omitted information, has been filed separately with the SEC pursuant to an Application for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.
                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 14, 2005                      By: /s/ Edward Dickinson
                                                --------------------------------
                                                 Edward Dickinson
                                                 Chief Financial Officer





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